Common Stock	12 Months Ended
Dec. 31, 2021
Common Stock [Abstract]
COMMON STOCK

NOTE 11: COMMON STOCK

On September 24, 2021, upon the closing of the Business Combination, the Company issued (1) 13,037,901 shares of voting common stock in exchange for AMHC’s outstanding shares of Class A common stock, (2) 23,482,387 shares of voting common stock and (3) 1,296,022 shares of non-voting common stock in exchange for outstanding shares of Old Jasper preferred stock and common stock.

The Company is authorized to issue 490,000,000 shares of voting common stock, 2,000,000 shares of non-voting common stock, and 10,000,000 shares of undesignated preferred stock. There were 36,559,092 shares of voting common stock, 1,296,022 shares of non-voting common stock and no shares of preferred stock issued and outstanding as of December 31, 2021.

Holders of the voting common stock and the non-voting common stock have similar rights, except that non-voting stockholders are not entitled to vote, including for the election of directors. Holders of voting common stock do not have conversion rights, while holders of non-voting common stock have the right to convert each share of non-voting common stock held by such holder into one share of voting common stock at such holder’s election by providing written notice to the Company, provided that as a result of such conversion, such holder, together with its affiliates, would not beneficially own in excess of 9.9% of the Company’s voting common stock following such conversion.

As of December 31, 2021 and 2020, the Company had common stock reserved for future issuance as follows:

	December 31,
	2021	2020
Redeemable convertible preferred stock	—	15,480,195
Outstanding and issued common stock options	2,660,383	2,983,574
Common stock warrants	4,999,883	—
Shares available for grant under 2019 Equity Incentive Plan	—	430,893
Shares available for grant under 2021 Equity Incentive Plan	4,422,480	—
Shares available for grant under 2021 Employee Stock Purchase Plan	550,000	—
Total shares of common stock reserved	12,632,746	18,894,662

Founders’ Common Stock

In March 2018, Old Jasper issued 2,259,024 shares of common stock with the fair value of $0.04 per share to its founders for services and intellectual property. As consideration for the shares, Old Jasper received $6,000 in cash and intellectual property with estimated fair value of $0.1 million, which was recognized as research and development expenses, as the technology did not have an alternative use. Issued shares vested 25% at the issuance date and over 36 months thereafter. Old Jasper had a right to repurchase unvested shares at the price paid by founders. At the closing of the Business Combination, shares of common stock subject to repurchase were converted into shares of common stock subject to restricted stock awards.

The Company accounts for issued shares as stock-based compensation to founders as consultants and recognizes stock-based compensation expense over the vesting period. As of December 31, 2021, the Company recorded less than $0.1 million as restricted stock liability, related to 541,225 unvested shares of common stock. Stock-based compensation expense was $4,000 for each of the years ended December 31, 2021 and 2020. Unrecognized stock-based compensation expense of $8,000 as of December 31, 2021 is expected to be recognized over 1.9 years.